                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                  ___________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported):  June 22, 2001


                                  NTELOS Inc.
               (Exact Name of Registrant as Specified in Charter)

          Virginia                  0-16751                      54-1443350
(State of Incorporation)    (Commission File Number)(IRS Employer Identification No.)

                                P. O. Box  1990
                           Waynesboro, Virginia 22980
                    (Address of principal executive offices)

                                 (540) 946-3500
              (Registrant's telephone number, including area code)

Item 9.    REGULATION FD DISCLOSURE

Pursuant to Regulation FD, information is being furnished below with respect to presentations to be made by Mr. James S. Quarforth, Chief Executive Officer, and Mr. Michael B. Moneymaker, Chief Financial Officer, at investor meetings. This presentation provides an overview of NTELOS' strategy, transactions and performance through May 2001 and certain guidance for 2001.

NTELOS

Photo of products and customers.

Company Overview
-----------------

 .  Regionally-focused ICP concentrating on high-growth sectors
   -  PCS: 11.0MM pops
   -  Internet: 60 markets
   -  Wireline: CLEC (9 markets)
                Long Haul
                ILEC (3 markets)

 .  Long operating history, founded in 1897
   -  Public for over 30 years
   -  Wireless service since 1991

 .  Strong Local presence and brand

 .  Facilities-based

 .  Fully integrated operational support systems

 .  Established "mid-stage" telco
   -  375,000 customers
   -  Over $510mm CAPEX from 1996-2000
   -  Positive EBITDA

 .  Fully-Funded Business Plan

Map of Virginia, West Virginia, Maryland, Portions of Tennessee, Portions of North Carolina, Portions of Ohio, and Portions of Pennsylvania

PCS, CLEC and Internet
PCS & ISP
PCS
ILEC

Established Regional ICP
------------------------

Invested Capital
----------------
($MM)

[Graph]


        PCS    Other    Total
        ---    ----     -----

1996    98.1   21.0     119.1
1997    68.1   22.2      90.3
1998    63.6   20.8      84.4
1999    61.5   43.6     105.1
2000    77.3   37.0     114.3


Customer Base
--------------
(000s)

[Graph]

           PCS       ILEC/CLEC        Internet
       Subscribers  Access Lines     Subscribers  Total
       -----------  ------------     -----------  -----

1996                  43.4              0.3       43.7
1997       23.8       45.5              4.8       74.1
1998       69.8       48.9              8.7      127.4
1999      122.1       59.3             47.3      228.7
2000      168.4       72.5             62.9      303.8
2001 1Q   186.1       75.6             65.8      327.5


Operational Support Systems
---------------------------

 .  Integrated operations for all products and services

 .  ICMS customer records systems for integrated billing and service

 .  Lucent Technologies Automated Call Distribution System

 .  Harris Corporation Network Management System for network surveillance (NOC)

 .  Online intranet reference guide for customer-facing employees

 .  J.D. Edwards Accounting System

Operating Systems Enable Superior Customer Service & Strategic Growth

Corporate Structure
-------------------

                                  NTELOS Inc.

                                     | . Holding Company
                                     | . Investment
                                     | . Senior and Subordinated Notes
                                     | . Senior Credit Facility
                                     | . Preferred Equity
-----------------------------------------------------------------------------------------------------------
|                |              |               |              |                          |
|   100%         |100%          |100%           |100%          |100%                      |100%
|                |              |               |              |                          |
|                |              |               |              |                          |
   NTELOS       NTELOS           R&B            NTELOS      Virginia PCS              West Virginia
  Telephone     Network     Communications     Wireless     Alliance, LC             PCS Alliance, LC
     Inc.        Inc.                            Inc.

  . ILEC        . CLEC      . ILEC             . PrimeCo       . PCS                    . PCS
                . ISP       . CLEC             . Wireless PCS  . Debt with              . Debt with
                . Fiber     . ISP                                NTELOS Inc.              NTELOS Inc.
                  Network   . Fiber                              & FCC
|                             Network     |    |               . Limited Liability      . Limited Liability |
|                                         |    |                 Company -                Company -         |
|                                         |    |                 10 members               3 members         |
-------------------------------------------    --------------------------------------------------------------
                Wireline                                                 Wireless

5

Wireless Digital PCS: Overview
------------------------------

  . 11 MM PCS pops; 6.0 MM Operational
  . 193,989 subscribers (5/31) -- 71% Post Pay
  . ARPU: $42.30 Post Pay; $40.40 blended (QTD 5/31)
  . Churn: 2.4% Post Pay; 4.0% blended (QTD 5/31)
  . 4 Wireless Switches; 716 cell sites
  . Average 20 MHz per license

Map of Virginia, West Virginia, Maryland, Portions of Pennsylvania, Portions of North Carolina, Portions of Ohio, and Portions of Kentucky showing Fiber Network expansion plans at:

  Wireless Overview
  . Digital PCS Service Area
  . PCS Licensed Area

Wireless Digital PCS: Operating Strategy
----------------------------------------

o  Own and control licenses, network, distribution channels and brand

o  Focus on in-region market niche with localized marketing
   - "ntown" plan - 20%
   - "nNetwork" plan - 50%
   - "nRegion" plan - 7%
   - Other plans - 23%

o  Expand robust digital CDMA PCS network

o  Emphasize customer service via consolidated selling effort and single bill

o  Target attractive markets
   -  Individual - convenience users in the 25-45 age group
   -  Business - regional small to medium sized businesses

o  Wholesale Provider of Wireless Network
   -  Sprint/Horizon Agreement

Wireless Digital PCS: Key Statistics
------------------------------------


Subscribers
------------
(000s)

[Graph]

        Alliances               Virginia East      Total
        ---------               -------------      -----
1Q 00     55.2                      86.4           141.6
2Q 00     63.5                      88.0           151.5
3Q 00     69.4                      88.3           157.7
4Q 00     80.7                      87.7           168.4
1Q 01     89.4                      96.6           186.1
2001E*   230.4                       9.0       230.4 - 239.4

* 2001 Guidance Range


Revenues and EBITDA
--------------------
($ MMs)

[Graph]

        EBITDA       EBITDA before COA     Revenues
        ------       -----------------     --------
1Q 00   (8.9)              2.1               21.2
2Q 00   (4.5)              5.2               23.8
3Q 00   (5.6)              5.2               24.0
4Q 00  (10.1)              2.7               22.8*
1Q 01   (7.0)              6.0               27.7

* SAB 101 adopted 4Q 00

Wireless Digital PCS: Monthly Subscriber Churn
----------------------------------------------


Virginia East

               Pre-pay    Blended   Post-pay
               -------    -------   --------
4Q00            9.38%      6.68%      3.91%
1Q01            7.18%      5.05%      3.16%
Apr/May 01      8.37%      4.73%      2.29%


Virginia West & West Virginia

               Pre-pay    Blended   Post-pay
               -------    -------   --------
4Q00            6.75%      4.33%      3.59%
1Q01            5.95%      3.80%      3.15%
Apr/May 01      5.73%      3.28%      2.56%

Wireless Digital PCS: Post pay customers
----------------------------------------


Virginia East

           Gross Additions    Ending Mix
           ---------------    ----------
4Q00           39.6%            51.2%
1Q01           46.9%            55.9%
Apr/May 01     72.7%            64.2%


Virginia West & West Virginia

           Gross Additions    Ending Mix
           ---------------    ----------
4Q00           70.5%            76.8%
1Q01           69.5%            76.8%
Apr/May 01     77.1%            77.9%

Wireline Overview
------------------
100% digital platform with best-in-class equipment


            CLEC                                Network Fiber
            ----                                -------------
o  23,738 business access lines          o  1,500 route miles deployed
o  9 markets; 11 COs                     o  32,000 Fiber miles
o  Interconnection agreements in         o  connectivity to major retail cities
   VA, WV and TN with Sprint and
   Verizon


       Internet                      ILEC
       --------                      ----
o  63,714 customers       o  51,823 residential/business
o  2,046 DSL Customers       access lines
o  60 markets             o  Number 1 ranked ILEC service provider in VA (SCC)
o  Dial-up access in
   all Markets
o  DSL in 16 markets

              100% digital platform with best-in-class equipment
11

Wireline: Operating Strategy
----------------------------------

o  ILEC
   o  No competition in ILEC market to date despite deregulation
   o  ILEC operates under small company status, which is lightly regulated

o  CLEC

   o  Hybrid facilities-based/ "smart-build" strategy
   o  Leverage our fiber optic network, ILEC switching platform and brand
   o  Target businesses through a direct sales strategy

o  Internet/DSL
   o Broad product-offering of fast and reliable services
   o DSL offered in a growing number of markets in three states

o  Network Fiber
   o Wholesale Revenue Stream
   o Significant operating cost reduction
   o Significant increase in reliability

Wireline: Key Statistics
------------------------

Customer/Lines
--------------
($000s)

[Graph]

        CLEC      ISP/DSL       ILEC        Total
        ----      -------       ----        -----
1Q 00   13.3       56.6         50.6        120.5
2Q 00   17.4       59.3         51.4        128.1
3Q 00   18.1       59.6         51.7        129.4
4Q 00   20.5       62.9         51.9        135.3
1Q 01   23.7       65.8         51.8        141.3
2001E*   --                             154.3 - 157.8

* 2001 Guidance Range

Revenues and EBITDA
-------------------
($MM)

[Graph]

       EBITDA        Revenues
       ------        --------
1Q 00   7.2           17.6
2Q 00   7.1           18.5
3Q 00   7.6           19.0
4Q 00   8.3           20.4
1Q 01   9.8           22.4

Branding
--------

[Photo of NTELOS brand]

More ways to bring more people together.

Marketing and Promotion
----------------------
o Advertising, Marketing and External Affairs
  -  $16 million total company
  -  88% wireless

o Positioning and Target Segments

o Wireless
  -  Region's largest digital provider
  -  Simple, Feature Rich, Post pay
  -  Consumer 25-54
  -  Blended Media Strategy
  -  Mix, Brand and Promotion
  -  Business to Business

o Wireline
  -  ILEC/CLEC
  -  Heritage and Experience
  -  Medium and Small Business
  -  DSL

Pie Graph - Wireless Marketing

69% Media
16% Production
 9% PR
 6% Other

Extensive Retail Distribution
------------------------------

o  Company-owned retail stores
   -  44 current
   -  60 by end-of-year 2001

o  Direct Sales Force
   -  223 retail representatives
   -  60 account executives

o  Indirect Sales
   -  350 agent locations

o  Inside Sales

Photo of retail center.

When Quality Matters
--------------------

Hospitals
-----------
o  Augusta Health Care
   -  PRI CLEC Service

o  Rockingham Memorial Hospital
   -  PRI CLEC Service
   -  Private Fiber Network
   -  100 meg Circuit
   -  PCS

o  Genesis
   -  PRI CLEC Service
   -  Private Fiber Network


Colleges and Universities
-------------------------

o  James Madison University
   -  PRI Service
   -  100 meg Circuits
   -  PCS

o  Eastern Mennonite University
   -  PRI Service
   -  PCS

o  Mary Baldwin College
   -  PRI Service

o  Bridgewater College
   -  T-1 Internet Service
   -  PRI Service

o  Liberty University
   -  PRI Service
   -  PCS

o Hollin Univerity
   -  PRI Service

Pro Forma Historical Financial Statistics/2001 Guidance
-------------------------------------------------------

Revenues
---------
($MM)
[Graph]
                      Wireline/
        PCS            Other
        ---          ---------
1995       -           44.3
1996       -           48.6
1997    11.3           53.1
1998    36.0           60.9
1999    66.8           75.3
2000    91.8           87.7

* 2001 Guidance: Annualized 4Q01 run-rate for PCS Revenues of $35 to $37MM and Wireline Revenues of $24MM.

EBITDA
-------
($MM)
[Graph]
                     Wireline/
        PCS            Other
        ---          ---------
1995       -           26.2
1996   (14.9)          29.8
1997   (28.0)          34.9
1998   (30.5)          39.8
1999   (28.6)          37.6
2000   (29.1)          34.3

2001 Guidance: PCS EBITDA approaching breakeven 3Q01 down again slightly 4Q01. Wireline EBITDA just over $9MM 4Q01 Run-Rate

Capital Expenditures
--------------------
($MM)
[Graph]
                       Wireline/
        PCS             Other
        ---            ---------
1995    7.3              15.2
1996    98.1             21.0
1997    68.1             22.2
1998    63.6             20.8
1999    61.5             43.6
2000    77.3             37.0
2001E*  70.0             30.0

* 2001 Guidance: Total CAPEX $90 to $100MM; PCS CAPEX of $60-$70MM

Investment Highlights
----------------------

o  Transactions in 2000 solidify position as regional PCS / ICP powerhouse

o  Region's first and largest PCS provider utilizing CDMA technology

o  Established, local CLEC and ILEC presence provides stable revenues

o  Internet growth increases bundled service offerings

o  Significant liquidity with $212 MM of available funds

        -  Cash and equivalents (3/31)\1\                    $ 32 MM
        -  Available under credit facility                   $130 MM
        -  Expected proceeds from non-core assets sales      $ 50 MM
        -  Positive EBITDA

o  Strong Financial Sponsor

   -  Welsh Carson Anderson & Stowe

o  Experienced management team




\1\ Includes $22 MM investment in Illuminet

Forward-Looking Statements
-----------------------------

The Company wishes to caution readers that forward-looking statements made by the Company are based on a number of assumptions, estimates and projections. These statements are not guarantees of future performance and involve risks and uncertainties, including those set forth in reports filed by the Company with the Securities and Exchange Commission, and any significant deviations from these assumptions could cause actual results to differ materially from those in forward-looking statements. The Company undertakes no obligation to revise or update such statements to reflect current events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NTELOS Inc.
                                       (Registrant)


                                       By:   /s/ Michael B. Moneymaker
                                       -----------------------------------------
                                       Michael B. Moneymaker
                                       Senior Vice President and Chief Financial
                                       Officer, Treasurer and Secretary


Date: June 22, 2001